MERRILL LYNCH
GROWTH FUND







FUND LOGO








Annual Report

October 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER

Fiscal Year in Review
Since Merrill Lynch Growth Fund's inception in 1987, we have employed a three-year-five-year time horizon for new investments and a focused bottom-up research process emphasizing growth at a reasonable price (GARP). While the number of portfolio holdings has grown with assets under management, historically the Fund has been managed with a relatively short list of portfolio holdings, averaging less than 40. Essentially, we have sought to identify and invest in businesses with superior long-term total return potential, choosing not to trade stocks in an effort to influence quarterly returns. As a result of this approach, the Fund has never closely tracked the broader equity market in the short run. Also, some of the Fund's best investment ideas often follow from work performed on existing holdings, frequently resulting in investment themes within the portfolio.

Although this investment approach served the Fund well for many years, the fiscal year ended October 31, 1998 was a notable exception. For the 12 months ended October 31, 1998, the Fund had total returns for Class A, Class B, Class C and Class D Shares of -25.83%, -26.57%, -26.60% and -26.00%, respectively, compared to
+21.99% for the unmanaged Standard & Poor's 500 Index (S&P 500). We are very disappointed with our results. In this letter to shareholders, we will review the Fund's performance for the year, what went wrong, what we intend to do differently in the future and what aspects of our approach we will retain.

As our long-term shareholders will recall, we have maintained a substantial focus in the energy sector for a number of years. More recently, we established a significant presence in real estate through the Fund's real estate investment trust (REIT) investments. The Fund's energy holdings were an important contributor to the positive relative performance delivered in the previous two fiscal years with REITs playing a part in last fiscal year's positive performance. At the end of October, energy holdings represented 41.4% of net assets and REITs, 18.0%. However, for the 12 months ended October 31, 1998, both groups delivered negative total returns and were largely responsible for the Fund's poor performance.

By way of review, the investment premise for the Fund's energy investments centers on two distinct long-term trends. First, we believe that strong supply/demand fundamentals for domestic natural gas will benefit well-positioned natural gas producers. Second, a secular rise in capacity utilization within the oilfield services sector, following a period of chronic oversupply during the 1980s and early 1990s, will lead to significant earnings and revenue growth for this industry sector, in our estimation.

While our conviction in the long-term industry fundamentals for US natural gas and oilfield services remains, our assessment on the timing of how events would unfold in 1998 was wrong. The inventory overhang of crude oil resulting from the combined effects of a mild winter in the Northern Hemisphere and the impact of the Asian financial crisis pressured crude oil prices below $15/barrel for most of 1998. With persistent weak oil prices, oil and gas producers have reduced their capital expenditure plans with the greatest impact to date being felt during the third calendar quarter. While there was evidence that supply constraints were having an effect on crude oil inventories, the rate of change so far has been slower than expected. The confluence of these events depressed the equity prices for many of the Fund's energy holdings to 52-week lows with a bottom occurring in late August.

Looking ahead, we believe that US gas market fundamentals remain strong. In spite of strong growth in natural gas drilling activity for the past several years, continental US natural gas reserves and production have been virtually flat over this period. In fact, as oil and gas producers reduced their spending during 1998, they did so somewhat indiscriminately, with both oil-related and gas-related drilling being deferred. With steep production decline rates and reduced drilling activity, natural gas production capacity will be strained near term. We believe this will benefit the Fund's investments that have US natural gas-related exposure and should also lend support to the oilfield services sector since gas-related drilling activity is likely to rebound. We are monitoring events in order to modify our strategy as needed.


Merrill Lynch Growth Fund
October 31, 1998


While REITs performed poorly during the 12 months ended October 31, 1998, we believe the business fundamentals for the Fund's investments in this area remain strong. Recent financial market volatility has essentially eliminated many sources of capital for speculative investment in new construction and has also cooled the recent acquisition pace for existing properties. With capital constrained, investor focus going forward is likely to be on companies that can add value as efficient, low-cost operators of real estate assets. Companies with national operations and strong balance sheets are likely to be the long-term beneficiaries of recent market turbulence since these companies still have access to capital to grow, and in the long run, the ability to bring real estate assets from the largely private market to public ownership. In the near term, while there may be regions of the country and select property types that run the risk of overbuilding, national supply and demand fundamentals remain strong. The Fund's portfolio holdings in this area have significant internal growth prospects as existing below-market rents roll over. These holdings also offer current income with yields in the range of 5%-7%. Considering the internal growth prospects together with high current yields, the Fund's REIT holdings continue to represent an attractive long-term investment opportunity, in our view. During the October quarter, however, we sold some of the Fund's REIT investments in favor of keeping others that we believed met the above criteria.


Portfolio Matters
The recent worldwide financial market volatility offered the Fund an attractive entry point to establish new positions and increase existing positions in several franchise businesses that we believed offer very attractive long-term potential. We added positions in two Mexican national television broadcasters, Grupo Televisa, S.A. de C.V. and TV Azteca, S.A. de C.V.; Transaction Systems Architects, Inc. (TSA), a software technology company positioned to benefit from the growth in electronic commerce; and United Healthcare Corporation, a leading managed care company. We increased the Fund's positions in two existing holdings, namely Panamerican Beverages, Inc., the largest Coca-Cola bottler in Latin America, and Maxim Integrated Products, Inc., an industry leading provider of precision analog semiconductors.

The Mexican television advertising market offers significant long-term growth potential as the advertising cost per thousand households is markedly below other countries in Central and Latin America. As the Mexican economy grows and as the broadcaster duopoly of Grupo Televisa and TV Azteca deploys new pricing policies, we believe that both companies can deliver significant long-term growth in revenue and earnings. Accordingly, we viewed the recent equity market volatility as providing an attractive entry point for establishing positions in these companies that we believe have significant long-term growth potential and franchise value.

TSA is well-positioned to be a prime beneficiary in the growth of electronic commerce as we move to a cashless society. TSA is the leading provider of software switch products that underlie automated teller machines (ATM) and point of sale networks (POS). Essentially, TSA's software routes and authorizes ATM and POS transactions for the card-issuing bank. TSA currently has a greater than 40% market share in the US ATM market and a growing presence internationally as electronic transactions proliferate. TSA counts 108 of the top 500 banks worldwide as its customers, and its growth is driven by new account penetration as well as transaction growth on existing customer networks. Today, electronic transactions account for approximately 20% of all transactions and are growing at an estimated 15% rate by taking share from more traditional forms of payment. With its current product offering, we believe that TSA is also well-positioned to benefit from the anticipated growth in home banking and Internet commerce. Considering these opportunities, we forecast that TSA has the potential to grow its revenue in excess of 20% and earnings greater than 30% annually over the long term.

United Healthcare is an industry-leading managed healthcare provider in the United States. During the October quarter, United Healthcare's stock price came under considerable selling pressure in response to concerns surrounding its organizational restructuring, recent losses in its Medicare business and a failed merger with Humana, Inc. We initiated a position in United Healthcare because we believed the company is well positioned to deliver significant earnings growth in 1999 driven by an improved pricing environment for its commercial healthcare business, improved operating performance in its Medicare plans, and growth in plan participants in existing markets. Considering the company's improving near-term business prospects and long-term growth opportunity as a leader in the managed care sector, it is our view that the sell-off in United Healthcare's stock presented an attractive entry point for long-term investors such as the Fund.


Merrill Lynch Growth Fund
October 31, 1998


During the July quarter, we initiated a position in Maxim Integrated Products, Inc. We used recent market volatility to expand this position. Maxim is a leading provider of precision analog semiconductor components. Precision analog components are highly customized parts that serve as the pathways through which information, such as sound and radio signals, are received and converted into a digital format that can then be processed by a microprocessor or other digital processing chip. The trend toward increasing digital content in consumer appliances, such as digital cell phones, actually drives more analog semiconductor content. As digital products become more widespread, this will propel demand for precision analog components. The $6 billion precision analog market is expected to be one of the fastest-growing segments of the semiconductor market with a long-term secular growth rate in the range of 20%. We believe that Maxim is well-positioned to benefit from these trends, and has a record of strong and consistent revenue and earnings growth through both good and bad periods in the semiconductor industry. As a public company, Maxim's revenue growth has exceeded that of the precision analog market.

Finally, during the fourth quarter of the Fund's fiscal year, we took advantage of Latin American equity market volatility to increase the Fund's position in Panamerican Beverages, Inc. The company has a deep management team and a long history of successful operations and growth in these geographic markets. Furthermore, with relatively low per capita consumption of soft drinks in its licensed territories, Panamerican Beverages has significant long-term growth potential, in our view. The sell-off in Panamerican Beverage's share price, coincident with the sharp declines experienced in the Latin American equity markets, presented an attractive opportunity to increase the Fund's position in this strong franchise.


In Conclusion
Despite the challenges we encountered during the fiscal year ended October 31, 1998, we will continue to invest with the same bottom-up approach, seeking out growth at a reasonable price, which has worked so successfully for the Fund in the past. Looking ahead, we intend to opportunistically increase the number of Fund holdings while keeping the discipline of our three-year-five-year investment time horizon. The recent additions to the Fund provide examples of the types of long-term business opportunities that we intend to introduce into the portfolio in the months ahead.

We thank you for your continued investment in Merrill Lynch Growth Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming quarterly report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Arthur Moretti)
Arthur Moretti
Senior Vice President and Portfolio Manager

December 7, 1998



Merrill Lynch Growth Fund
October 31, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                            Ten Years/
                                                   12 Month            3 Month           Since Inception
                                                 Total Return        Total Return          Total Return
ML Growth Fund Class A Shares*                      -25.83%              -3.57%              +323.36%
ML Growth Fund Class B Shares*                      -26.57               -3.78               +266.28
ML Growth Fund Class C Shares*                      -26.60               -3.85               + 55.55
ML Growth Fund Class D Shares*                      -26.00               -3.62               + 60.58
Standard & Poor's 500 Index**                       +21.99               -1.57       +435.74/+418.25/+157.09


 *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are: Class A Shares, from 11/28/88 to 10/31/98; Class B Shares, for the ten years ended 10/31/98; and Class C & Class D Shares, from 10/21/94 to 10/31/98.
**An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates. Ten years/since inception total returns are: from 11/28/88 to 10/31/98; for the ten years ended 10/31/98; and from 10/21/94 to 10/31/98, respectively.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                        -32.58%        -36.12%
Five Years Ended 9/30/98                  +10.08         + 8.90
Inception (11/28/88)
through 9/30/98                           +14.92         +14.30

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/98                        -33.29%        -35.69%
Five Years Ended 9/30/98                  + 8.95         + 8.95
Ten Years Ended 9/30/98                   +13.31         +13.31

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/98                        -33.30%        -33.90%
Inception (10/21/94)
through 9/30/98                           + 9.79         + 9.79

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                        -32.74%        -36.27%
Inception (10/21/94)
through 9/30/98                           +10.66         + 9.16

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Growth Fund
October 31, 1998



PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and the S&P 500 Total Return Index. Beginning and ending values are:

                                      11/28/88**      10/98

ML Growth Fund++--
Class A Shares*                       $ 9,475        $40,116
S&P 500 Total Return Index++++        $10,000        $53,574


A line graph depicting the growth of an investment in the Fund's
Class B Shares and the S&P 500 Total Return Index. Beginning and ending values are:


                                       10/88          10/98

ML Growth Fund++--
Class B Shares*                       $10,000        $36,629
S&P 500 Total Return Index++++        $10,000        $51,825


A line graph depicting the growth of an investment in the Fund's
Class C & Class D Shares and the S&P 500 Total Return Index.
Beginning and ending values are:

                                      10/21/94**      10/98

ML Growth Fund++--
Class C Shares*                       $10,000        $15,555
ML Growth Fund++--
Class D Shares*                       $ 9,475        $15,214
S&P 500 Total Return Index++++        $10,000        $25,708

   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Growth Fund invests in a non-diversified portfolio of equity securities placing principal emphasis on those securities which the Fund's management believes to be undervalued.
++++This unmanaged broad-based Index is comprised of common stocks.


Past performance is not predictive of future performance.



Merrill Lynch Growth Fund
October 31, 1998


SCHEDULE OF INVESTMENTS
                                Shares                                                                    Value    Percent of
Industries                       Held                Long-Term Investments                 Cost         (Note 1a)  Net Assets
Banking & Financial            2,000,000     Republic New York Corp.                 $   44,267,281   $   83,625,000    1.7%
Services                       3,900,000     Safra Republic Holdings S.A. (ADR)*         67,382,625      195,000,000    3.9
                                                                                     --------------   --------------  ------
                                                                                        111,649,906      278,625,000    5.6

Basic Industries               7,000,000     IMC Global, Inc. (f)                       223,652,140      182,000,000    3.7
                               1,250,000     IMC Global, Inc. (Warrants) (a)              4,374,956        1,562,500    0.0
                                                                                     --------------   --------------  ------
                                                                                        228,027,096      183,562,500    3.7

Beverages                      3,949,108   ++Coca-Cola Beverages PLC                     10,825,153        8,331,607    0.2
                               4,000,000     Panamerican Beverages, Inc. (Class A)
                                             (US Registered Shares)                     113,501,830       81,000,000    1.6
                                                                                     --------------   --------------  ------
                                                                                        124,326,983       89,331,607    1.8

Capital                          658,200     Danaher Corp.                               22,453,506       26,286,863    0.5
Goods--                        2,210,000   ++National Instruments Corp. (f)              60,822,924       60,498,750    1.2
Industrial                     5,443,400   ++Unova, Inc. (f)                             78,797,591       78,589,087    1.6
                                                                                     --------------   --------------  ------
                                                                                        162,074,021      165,374,700    3.3

Capital Goods--                1,000,000   ++Lam Research Corp.                          23,934,370       14,437,500    0.3
Technology                     1,455,000   ++Maxim Integrated Products, Inc.             43,773,356       51,834,375    1.0
                                 260,000   ++Transaction Systems Architects,
                                             Inc. (TSA)                                   9,156,888        9,376,250    0.2
                                                                                     --------------   --------------  ------
                                                                                         76,864,614       75,648,125    1.5

Consumer Growth                2,000,000   ++Grupo Televisa, S.A. de C.V. (GDR)**        38,869,750       54,250,000    1.1
                               1,368,700     TV Azteca, S.A. de C.V. (ADR)*               8,621,849       11,976,125    0.2
                                                                                     --------------   --------------  ------
                                                                                         47,491,599       66,226,125    1.3

Domestic                       8,000,000     Burlington Resources, Inc.                 374,995,519      329,500,000    6.6
Exploration &                  3,500,000     Vastar Resources, Inc.                     106,578,685      167,343,750    3.4
Production                                                                           --------------   --------------  ------
                                                                                        481,574,204      496,843,750   10.0

Energy                         9,000,000     Apache Corp. (f)                           266,675,926      254,812,500    5.1
Acquisition &                  3,000,000     Devon Energy Corp. (f)                      63,886,306      101,625,000    2.0
Exploitation                   1,000,000     Devon Financing Trust (Convertible
                                             Preferred) (b)(e)                           50,000,000       58,714,286    1.2
                               4,000,000   ++Newfield Exploration Co. (f)                56,598,373       97,250,000    2.0
                               2,200,000     Noble Affiliates, Inc.                      81,282,534       72,050,000    1.4
                                                                                     --------------   --------------  ------
                                                                                        518,443,139      584,451,786   11.7

Gas Pipeline                   3,855,434   ++TransMontaigne Oil Co. (f)                  27,060,669       60,000,192    1.2
& Transmission                 3,500,000     Western Gas Resources, Inc. (f)             74,549,278       28,656,250    0.6
                                                                                     --------------   --------------  ------
                                                                                        101,609,947       88,656,442    1.8

Health Care                       50,000   ++American Oncology Resources, Inc.              440,000          665,625    0.0
                               2,000,000     United Healthcare Corporation               72,698,072       87,125,000    1.7
                                                                                     --------------   --------------  ------
                                                                                         73,138,072       87,790,625    1.7


Merrill Lynch Growth Fund
October 31, 1998

SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                    Value    Percent of
Industries                       Held                Long-Term Investments                 Cost         (Note 1a)  Net Assets
Life Sciences                  1,230,600   ++Affymetrix, Inc. (f)                    $   22,542,668   $   29,688,225    0.6%
                               3,875,000   ++Chiron Corp.                                65,166,114       86,945,313    1.7
                                 434,500     CytoTherapeutics, Inc. (Warrants) (a)          651,750                4    0.0
                               1,130,000   ++Genset (ADR)* (f)                           22,166,589       33,193,750    0.7
                               1,500,000   ++Human Genome Sciences, Inc. (f)             54,858,031       51,750,000    1.0
                               1,000,000   ++Millennium Pharmaceuticals, Inc.            17,754,752       18,250,000    0.4
                               1,500,000   ++Pharmacopeia, Inc. (f)                      26,553,699       15,937,500    0.3
                                                                                     --------------   --------------  ------
                                                                                        209,693,603      235,764,792    4.7

Offshore Drilling             18,400,000     Ensco International, Inc. (f)              194,651,449      247,250,000    5.0
                              16,300,000   ++Global Marine, Inc. (f)                     59,126,323      201,712,500    4.0
                               4,500,000     Santa Fe International Corp.               164,472,233       82,968,750    1.7
                                                                                     --------------   --------------  ------
                                                                                        418,250,005      531,931,250   10.7

Oilfield Services              7,000,000     Baker Hughes Inc.                          148,113,085      154,437,500    3.1
                               8,000,000   ++Nabors Industries, Inc. (f)                114,462,629      148,000,000    3.0
                               1,000,000     Schlumberger Ltd.                           36,134,221       52,500,000    1.1
                                                                                     --------------   --------------  ------
                                                                                        298,709,935      354,937,500    7.2

Real Estate                    2,000,000     AMB Property Corp.                          44,944,801       46,000,000    1.0
Investment
Trusts--Industrial

Real Estate                    8,500,000     Equity Office Properties Trust             194,531,914      204,000,000    4.1
Investment
Trusts--Office

Real Estate                    2,500,000     Avalonbay Communities, Inc. (c)             87,344,543       80,312,500    1.6
Investment                     4,900,000     Equity Residential Properties Trust (f)    210,655,218      205,800,000    4.1
Trusts--Residential                                                                  --------------   --------------  ------
                                                                                        297,999,761      286,112,500    5.7

Real Estate                    3,900,000     Federal Realty Investment Trust (f)        106,064,064       88,237,500    1.8
Investment                     6,100,000     Simon Property Group, Inc. (d)             178,362,655      182,618,750    3.7
Trusts--Retail                 1,910,000     Weingarten Realty Investors (f)             78,951,837       84,875,625    1.7
                                                                                     --------------   --------------  ------
                                                                                        363,378,556      355,731,875    7.2

                                             Total Long-Term Investments              3,752,708,156    4,130,988,577   83.0


                                 Face
                                Amount             Short-Term Investments

Commercial                   $50,000,000     E.I. du Pont de Nemours and Company,
Paper***                                     5.03% due 12/07/1998                        49,741,514       49,741,514    1.0
                                             Eureka Securitization Inc.:
                              21,200,000       5.50% due 11/06/1998                      21,180,567       21,180,567    0.4
                              50,000,000       5.18% due 12/18/1998                      49,654,667       49,654,667    1.0
                              24,290,000     Falcon Asset Securitization Corp.,
                                             5.20% due 11/18/1998                        24,226,846       24,226,846    0.5
                              50,000,000     Fleet Funding Corp., 5.20% due
                                             12/11/1998                                  49,703,889       49,703,889    1.0


Merrill Lynch Growth Fund
October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                     Value    Percent of
Industries                      Amount              Short-Term Investments                 Cost         (Note 1a)  Net Assets
Commercial                   $73,437,000     General Motors Acceptance Corp.,
Paper***                                    5.69% due 11/02/1998                     $   73,413,786   $   73,413,786    1.5%
(concluded)                   36,510,000     General Motors Corp., 5.12% due
                                             11/06/1998                                  36,478,845       36,478,845    0.7
                                             Greyhawk Capital Corp.:
                              25,000,000       5.37% due 11/13/1998                      24,951,521       24,951,521    0.5
                              30,000,000       5.22% due 11/23/1998                      29,899,950       29,899,950    0.6
                                             International Securitization Corporation:
                              29,990,000       5.30% due 11/05/1998                      29,967,924       29,967,924    0.6
                              50,000,000       5.45% due 11/16/1998                      49,878,889       49,878,889    1.0
                              50,000,000       5.28% due 11/20/1998                      49,853,333       49,853,333    1.0
                              25,000,000     Lexington Parker Capital Corp., 5.47%
                                             due 11/03/1998                              24,988,604       24,988,604    0.5
                              36,184,000     Monte Rosa Capital Corp., 5.25% due
                                             11/16/1998                                  36,099,570       36,099,570    0.7
                              47,495,000     Repeat Offering Security Enterprises,
                                             5.34% due 11/05/1998                        47,459,774       47,459,774    1.0
                              60,000,000     Republic Industries, Inc., 5.25% due
                                             11/30/1998                                  59,737,500       59,737,500    1.2
                              30,000,000     Riverwoods Funding Corp., 5.35% due
                                             11/09/1998                                  29,959,875       29,959,875    0.6
                              50,000,000     Variable Funding Capital Corp., 5.25%
                                             due 11/24/1998                              49,825,000       49,825,000    1.0
                                                                                     --------------   --------------  ------
                                                                                        737,022,054      737,022,054   14.8

US Government                                Federal Home Loan Mortgage Corp.:
Agency                        20,000,000       5.08% due 11/06/1998                      19,983,067       19,983,067    0.4
Obligations***                50,000,000       4.80% due 12/10/1998                      49,733,333       49,733,333    1.0
                                                                                     --------------   --------------  ------
                                                                                         69,716,400       69,716,400    1.4

                                             Total Short-Term Investments               806,738,454      806,738,454   16.2


Total Investments                                                                    $4,559,446,610    4,937,727,031   99.2
                                                                                     ==============
Other Assets Less Liabilities                                                                             40,490,193    0.8
                                                                                                      --------------  ------
Net Assets                                                                                            $4,978,217,224  100.0%
                                                                                                      ==============  ======


  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
 ++Non-income producing security.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Represents a pay-in-kind security which may pay interest/dividend in additional face/shares.
(c)Formerly Avalon Bay Communities, Inc.
(d)Formerly Simon DeBartolo Group, Inc.
(e)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f)Investment in an affiliated company (Note 5).


See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 1998



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1998
Assets:             Investments, at value (identified cost--$4,559,446,610)
                    (Note 1a)                                                                             $4,937,727,031
                    Foreign cash (Note 1b)                                                                           367
                    Receivables:
                      Securities sold                                                 $   67,049,562
                      Beneficial interest sold                                             4,281,012
                      Dividends                                                            3,695,261
                      Interest                                                               410,714          75,436,549
                                                                                      --------------
                    Prepaid registration fees and other assets (Note 1f)                                         120,882
                                                                                                          --------------
                    Total assets                                                                           5,013,284,829
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                        18,593,290
                      Securities purchased                                                 9,156,888
                      Distributor (Note 2)                                                 2,354,453
                      Investment adviser (Note 2)                                          2,345,283          32,449,914
                                                                                      --------------
                    Accrued expenses and other liabilities                                                     2,617,691
                                                                                                          --------------
                    Total liabilities                                                                         35,067,605
                                                                                                          --------------

Net Assets:         Net assets                                                                            $4,978,217,224
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    4,893,459
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     12,190,544
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      1,155,365
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                      4,784,837
                    Paid-in capital in excess of par                                                       4,623,501,282
                    Undistributed investment income--net                                                      17,387,631
                    Accumulated distributions in excess of realized capital gains on
                    investments and foreign currency transactions--net (Note 6)                              (63,976,324)
                    Unrealized appreciation on investments and foreign currency
                    transactions                                                                             378,280,430
                                                                                                          --------------
                    Net assets                                                                            $4,978,217,224
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $1,111,165,845 and
                             48,934,592 shares of beneficial interest
                             outstanding                                                                  $        22.71
                                                                                                          ==============
                    Class B--Based on net assets of $2,544,978,578 and
                             121,905,440 shares of beneficial interest
                             outstanding                                                                  $        20.88
                                                                                                          ==============
                    Class C--Based on net assets of $239,445,516 and
                             11,553,654 shares of beneficial interest
                             outstanding                                                                  $        20.72
                                                                                                          ==============
                    Class D--Based on net assets of $1,082,627,285 and
                             47,848,368 shares of beneficial interest
                             outstanding                                                                  $        22.63
                                                                                                          ==============

                    See Notes to Financial Statements.

Merrill Lynch Growth Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended October 31, 1998
Investment          Dividends (net of $132,877 foreign withholding tax)                                  $    91,755,857
Income              Interest and discount earned                                                              86,724,803
(Notes 1d & 1e):                                                                                         ---------------
                    Total income                                                                             178,480,660
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                 $   45,929,114
                    Account maintenance and distribution fees--Class B (Note 2)           37,764,466
                    Transfer agent fees--Class B (Note 2)                                  7,475,039
                    Account maintenance and distribution fees--Class C (Note 2)            3,672,761
                    Account maintenance fees--Class D (Note 2)                             3,558,546
                    Transfer agent fees--Class A (Note 2)                                  2,698,389
                    Transfer agent fees--Class D (Note 2)                                  2,572,343
                    Transfer agent fees--Class C (Note 2)                                    778,571
                    Printing and shareholder reports                                         475,484
                    Accounting services (Note 2)                                             365,124
                    Custodian fees                                                           263,559
                    Professional fees                                                         96,414
                    Registration fees (Note 1f)                                               72,063
                    Trustees' fees and expenses                                               45,565
                    Pricing fees                                                               5,344
                    Other                                                                     69,453
                                                                                      --------------
                    Total expenses before reimbursement                                  105,842,235
                    Reimbursement of expenses (Note 2)                                    (2,909,721)
                                                                                      --------------
                    Total expenses after reimbursement                                                       102,932,514
                                                                                                         ---------------
                    Investment income--net                                                                    75,548,146
                                                                                                         ---------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                   (63,609,511)
(Loss) on             Foreign currency transactions--net                                    (366,681)        (63,976,192)
Investments &                                                                         --------------
Foreign Currency    Change in unrealized appreciation on:
Transactions--Net     Investments--net                                                (2,191,116,033)
(Notes 1b, 1c,        Foreign currency transactions--net                                           9      (2,191,116,024)
1e & 3):                                                                              --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                         (2,255,092,216)
                                                                                                         ---------------
                    Net Decrease in Net Assets Resulting from Operations                                 $(2,179,544,070)
                                                                                                         ===============
                    See Notes to Financial Statements.




Merrill Lynch Growth Fund
October 31, 1998


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                       For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                        1998                  1997
Operations:         Investment income--net                                            $   75,548,146      $   77,646,122
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                   (63,976,192)         533,833,873
                    Change in unrealized appreciation on investments and
                    foreign currency transactions--net                                (2,191,116,024)      1,320,593,787
                                                                                      --------------      --------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                        (2,179,544,070)      1,932,073,782
                                                                                      --------------      --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                            (26,531,245)        (20,060,922)
Shareholders          Class B                                                            (29,259,026)        (27,296,782)
(Note 1g):            Class C                                                             (2,908,954)         (2,319,545)
                      Class D                                                            (21,460,174)        (15,879,973)
                    Realized gain on investments--net:
                      Class A                                                            (92,635,994)        (72,708,025)
                      Class B                                                           (264,389,838)       (214,744,463)
                      Class C                                                            (24,792,797)        (14,376,468)
                      Class D                                                            (88,098,272)        (65,179,339)
                    In excess of realized capital gain on investments--net:
                      Class A                                                            (12,611,827)                 --
                      Class B                                                            (35,995,066)                 --
                      Class C                                                             (3,375,388)                 --
                      Class D                                                            (11,994,043)                 --
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                       (614,052,624)       (432,565,517)
                                                                                      --------------      --------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                    (755,047,073)      1,933,943,957
Transactions                                                                          --------------      --------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                           (3,548,643,767)      3,433,452,222
                    Beginning of year                                                  8,526,860,991       5,093,408,769
                                                                                      --------------      --------------
                    End of year*                                                      $4,978,217,224      $8,526,860,991
                                                                                      ==============      ==============

                   *Undistributed investment income--net                              $   17,387,631      $   21,998,884
                                                                                      ==============      ==============

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                Class A++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          1998        1997        1996        1995        1994
Per Share           Net asset value, beginning of year       $    33.13  $    26.87  $    23.13  $    19.19   $    19.22
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .46         .53         .31         .23          .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (8.47)       7.98        5.63        4.01         2.01
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (8.01)       8.51        5.94        4.24         2.09
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.48)       (.44)       (.35)         --           --
                      Realized gain on investments--net           (1.70)      (1.81)      (1.85)       (.30)       (2.12)
                      In excess of realized gain on
                      investments--net                             (.23)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.41)      (2.25)      (2.20)       (.30)       (2.12)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    22.71  $    33.13  $    26.87  $    23.13   $    19.19
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          (25.83%)     34.03%      28.15%      22.60%       12.50%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to           Expenses, net of reimbursement                 .81%        .77%        .80%        .82%         .82%
Average                                                      ==========  ==========  ==========  ==========   ==========
Net Assets:         Expenses                                       .85%        .81%        .84%        .84%         .82%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        1.72%       1.84%       1.28%       1.10%         .44%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                           $1,111,166  $1,769,296  $1,056,870  $  670,164   $  382,077
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           24.41%      24.75%      30.01%      37.42%        4.22%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.


                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                 Class B++
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                           1998        1997        1996         1995       1994
Per Share           Net asset value, beginning of year       $    30.63  $    25.03  $    21.60  $    18.12   $    18.43
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                   .17         .22         .06         .01         (.10)
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                             (7.80)       7.39        5.26        3.77         1.91
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (7.63)       7.61        5.32        3.78         1.81
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.19)       (.20)       (.04)         --           --
                      Realized gain on investments--net           (1.70)      (1.81)      (1.85)       (.30)       (2.12)
                      In excess of realized gain on
                      investments--net                             (.23)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.12)      (2.01)      (1.89)       (.30)       (2.12)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $    20.88  $    30.63  $    25.03  $    21.60   $    18.12
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          (26.57%)     32.62%      26.84%      21.37%       11.41%
Return:*                                                     ==========  ==========  ==========  ==========   ==========

Ratios to           Expenses, net of reimbursement                1.83%       1.79%       1.82%       1.84%        1.84%
Average                                                      ==========  ==========  ==========  ==========   ==========
Net Assets:         Expenses                                      1.87%       1.83%       1.85%       1.87%        1.84%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                  .70%        .82%        .26%        .04%        (.58%)
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $2,544,979  $4,687,523  $2,916,507  $1,920,451   $1,433,051
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           24.41%      24.75%      30.01%      37.42%        4.22%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.


                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class C++++
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                        For the Year Ended October 31,          Oct. 31,
Increase (Decrease) in Net Asset Value:                           1998        1997        1996         1995       1994
Per Share           Net asset value, beginning of period     $    30.43  $    24.89  $    21.59  $    18.12   $    17.45
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .17         .22         .06         .03           --
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                    (7.75)       7.34        5.23        3.74          .67
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (7.58)       7.56        5.29        3.77          .67
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.20)       (.21)       (.14)         --           --
                      Realized gain on investments--net           (1.70)      (1.81)      (1.85)       (.30)          --
                      In excess of realized gain on
                      investments--net                             (.23)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.13)      (2.02)      (1.99)       (.30)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    20.72  $    30.43  $    24.89  $    21.59   $    18.12
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          (26.60%)     32.63%      26.84%      21.32%        3.84%+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                1.84%       1.80%       1.84%       1.86%        2.52%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.88%       1.84%       1.87%       1.89%        2.52%*
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                  .68%        .81%        .25%        .14%       (1.17%)*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  239,445  $  427,377  $  187,221  $   85,486   $    1,381
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           24.41%      24.75%      30.01%      37.42%        4.22%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                    Class D++++
                                                                                                              For the
                                                                                                               Period
The following per share data and ratios have been derived                                                     Oct. 21,
from information provided in the financial statements.                                                       1994++ to
                                                                     For the Year Ended October 31,           Oct. 31,
Increase (Decrease) in Net Asset Value:                          1998        1997       1996         1995        1994
Per Share           Net asset value, beginning of period     $    33.01  $    26.79  $    23.06  $    19.18   $    18.47
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .39         .46         .24         .22           --
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (8.43)       7.95        5.63        3.96          .71
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (8.04)       8.41        5.87        4.18          .71
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.41)       (.38)       (.29)         --           --
                      Realized gain on investments--net           (1.70)      (1.81)      (1.85)       (.30)          --
                      In excess of realized gain on
                      investments--net                             (.23)         --          --          --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (2.34)      (2.19)      (2.14)       (.30)          --
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    22.63  $    33.01  $    26.79  $    23.06   $    19.18
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          (26.00%)     33.67%      27.83%      22.29%        3.84%+++
Return:**                                                    ==========  ==========  ==========  ==========   ==========


Ratios to Average   Expenses, net of reimbursement                1.06%       1.02%       1.05%       1.08%        1.77%*
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.10%       1.06%       1.08%       1.10%        1.77%*
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                 1.47%       1.59%       1.03%       1.00%        (.54%)*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $1,082,627  $1,642,665  $  932,811  $  614,357   $    1,186
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           24.41%      24.75%      30.01%      37.42%        4.22%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).



Merrill Lynch Growth Fund
October 31, 1998



Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk of existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction if effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $366,794 have been reclassified between accumulated distributions in excess of net realized capital gains and undistributed net investment income and $19 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of 0.65%. As a result of a voluntary waiver of expenses beginning on December 16, 1994, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets on the first $1 billion; 0.625% of the average net assets on the next $500 million; and 0.60% of the average net assets over $1.5 billion. For the year ended October 31, 1998, MLAM earned fees of $45,929,114, of which $2,909,721 was voluntarily waived.


Merrill Lynch Growth Fund
October 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                           Account        Distribution
                                        Maintenance Fee       Fee

Class B                                     0.25%             0.75%
Class C                                     0.25%             0.75%
Class D                                     0.25%              --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1998, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                        MLFD           MLPF&S

Class A                               $ 6,709        $   96,394
Class D                               $90,709        $1,329,895


For the year ended October 31, 1998, MLPF&S received contingent deferred sales charges of $5,818,896 and $247,792 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $177,033 and $66,156 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $147,538 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1998.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $1,383,103,329 and $1,963,812,131, respectively.

Net realized gains (losses) for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


                                    Realized       Unrealized
                                 Gains (Losses)      Gains

Long-term investments            $(63,609,518)     $378,280,421
Short-term investments                      7                --
Foreign currency
transactions                         (366,681)                9
                                 ------------      ------------
Total                            $(63,976,192)     $378,280,430
                                 ============      ============

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $378,280,421, of which $705,847,731 related to appreciated securities and $327,567,310 related to depreciated securities. At October 31, 1998, the aggregate cost of investments for Federal income tax purposes was $4,559,446,610.


4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(755,047,073) and $1,933,943,957 for the years ended October 31, 1998 and October 31, 1997, respectively.


Merrill Lynch Growth Fund
October 31, 1998


Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                          Dollar
Ended October 31, 1998               Shares          Amount

Shares sold                        22,278,893    $  605,535,677
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,995,517       118,469,939
                                 ------------    --------------
Total issued                       26,274,410       724,005,616
Shares redeemed                   (30,752,326)     (794,372,160)
                                 ------------    --------------
Net decrease                       (4,477,916)   $  (70,366,544)
                                 ============    ==============


Class A Shares for the Year                          Dollar
Ended October 31, 1997               Shares          Amount

Shares sold                        26,024,620    $  745,365,301
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,259,696        85,223,804
                                 ------------    --------------
Total issued                       29,284,316       830,589,105
Shares redeemed                   (15,200,649)     (431,634,274)
                                 ------------    --------------
Net increase                       14,083,667    $  398,954,831
                                 ============    ==============


Class B Shares for the Year                          Dollar
Ended October 31, 1998               Shares          Amount

Shares sold                        39,588,205    $  996,388,789
Shares issued to shareholders
in reinvestment of dividends
and distributions                  10,881,118       300,907,393
                                 ------------    --------------
Total issued                       50,469,323     1,297,296,182
Automatic conversion of
shares                             (7,275,492)     (175,563,924)
Shares redeemed                   (74,319,312)   (1,755,281,872)
                                 ------------    --------------
Net decrease                      (31,125,481)   $ (633,549,614)
                                 ============    ==============




Class B Shares for the Year                          Dollar
Ended October 31, 1997               Shares          Amount

Shares sold                        58,873,336    $1,555,413,648
Shares issued to shareholders
in reinvestment of dividends
and distributions                   9,170,267       221,585,076
                                 ------------    --------------
Total issued                       68,043,603     1,776,998,724
Automatic conversion of
shares                             (3,569,962)      (96,367,617)
Shares redeemed                   (27,974,354)     (736,256,154)
                                 ------------    --------------
Net increase                       36,499,287    $  944,374,953
                                 ============    ==============


Class C Shares for the Year                          Dollar
Ended October 31, 1998               Shares          Amount

Shares sold                         5,773,646    $  148,910,650
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,035,142        28,415,638
                                 ------------    --------------
Total issued                        6,808,788       177,326,288
Shares redeemed                    (9,297,825)     (220,244,333)
                                 ------------    --------------
Net decrease                       (2,489,037)   $  (42,918,045)
                                 ============    ==============


Class C Shares for the Year                          Dollar
Ended October 31, 1997               Shares          Amount

Shares sold                         8,962,055    $  238,396,273
Shares issued to shareholders
in reinvestment of dividends
and distributions                     636,886        15,333,078
                                 ------------    --------------
Total issued                        9,598,941       253,729,351
Shares redeemed                    (3,076,879)      (81,814,832)
                                 ------------    --------------
Net increase                        6,522,062    $  171,914,519
                                 ============    ==============


Class D Shares for the Year                          Dollar
Ended October 31, 1998               Shares          Amount

Shares sold                        15,622,997    $  429,388,296
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,664,390       108,678,158
Automatic conversion of
shares                              6,721,770       175,563,924
                                 ------------    --------------
Total issued                       26,009,157       713,630,378
Shares redeemed                   (27,919,811)     (721,843,248)
                                 ------------    --------------
Net decrease                       (1,910,654)   $   (8,212,870)
                                 ============    ==============


Class D Shares for the Year                          Dollar
Ended October 31, 1997               Shares          Amount

Shares sold                        17,348,143    $  497,504,347
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,769,334        72,205,886
Automatic conversion of
shares                              3,317,532        96,367,617
                                 ------------    --------------
Total issued                       23,435,009       666,077,850
Shares redeemed                    (8,490,489)     (247,378,196)
                                 ------------    --------------
Net increase                       14,944,520    $  418,699,654
                                 ============    ==============


Merrill Lynch Growth Fund
October 31, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Transactions with Affiliated Companies:
Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated
Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                                Increase        Increase
                                                                             (Decrease) in    (Decrease) in       Dividend
Industry                                 Affiliate                            Shares--Net       Cost--Net          Income
Life Sciences                            Affymetrix, Inc.                          230,600    $  5,880,041               ++
Energy Acquisition & Exploitation        Apache Corp.                            1,000,000      34,552,883     $  2,485,000
Energy Acquisition & Exploitation        Devon Energy Corp.                        800,000      29,485,176          520,000
Offshore Drilling                        Ensco International, Inc.                      --              --        1,840,000
Real Estate Investment Trusts--          Equity Residential Properties Trust      (600,000)    (30,443,545)      14,740,000
Residential
Real Estate Investment Trusts--Retail    Federal Realty Investment Trust           158,000       3,096,757        6,543,180
Life Sciences                            Genset (ADR)                             (535,000)    (10,118,812)              ++
Offshore Drilling                        Global Marine, Inc.                            --              --               ++
Life Sciences                            Human Genome Sciences, Inc.             1,500,000      54,858,031               ++
Basic Industries                         IMC Global, Inc.                       (1,000,000)    (50,225,064)       3,426,544
Oilfield Services                        Nabors Industries, Inc.                 1,000,000      24,269,659               ++
Capital Goods--Industrial                National Instruments Corp.              2,210,000      60,822,924               ++
Energy Acquisition & Exploitation        Newfield Exploration Co.                       --              --               ++
Life Sciences                            Pharmacopeia, Inc.                        720,000      11,649,919               ++
Gas Pipeline & Transmission              TransMontaigne Oil Co.                         --              --               ++
Capital Goods--Industrial                Unova, Inc.                             5,182,400      73,684,417               ++
Real Estate Investment Trusts--Retail    Weingarten Realty Investors               182,800       7,218,298        4,869,058
Gas Pipeline & Transmission              Western Gas Resources, Inc.                    --              --          700,000

++Non-income producing security.


6. Capital Loss Carryforward:
At October 31, 1998, the Fund had a net capital loss carryforward of approximately $63,610,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Growth Fund
October 31, 1998

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Growth Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Growth Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 14, 1998
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)


The following information summarizes all per share distributions paid by Merrill Lynch Growth Fund during its taxable year ended
October 31, 1998:

                                                 Qualifying  Non-Qualifying  Total      Long-Term
                            Record    Payable     Ordinary      Ordinary    Ordinary     Capital
                             Date       Date       Income        Income      Income       Gains
Class A Shares             12/08/97   12/16/97     $.226083     $.192434    $.418517   $1.764973*
                            7/06/98    7/14/98     $.119360     $.112796    $.232156       --

Class B Shares             12/08/97   12/16/97     $.147031     $.125147    $.272178   $1.764973*
                            7/06/98    7/14/98     $.045774     $.043257    $.089031       --

Class C Shares             12/08/97   12/16/97     $.150969     $.128500    $.279469   $1.764973*
                            7/06/98    7/14/98     $.045152     $.042668    $.087820       --

Class D Shares             12/08/97   12/16/97     $.205732     $.175112    $.380844   $1.764973*
                            7/06/98    7/14/98     $.100740     $.095200    $.195940       --

*Of this distribution, 42.61% is subject to the 28% tax rate and 57.39% is subject to the 20% tax rate.

 The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


Merrill Lynch Growth Fund
October 31, 1998


PORTFOLIO INFORMATION (unaudited)


As of October 31, 1998

                                    Percent of
Ten Largest Equity Holdings         Net Assets

Burlington Resources, Inc.             6.6%
Apache Corp.                           5.1
Ensco International, Inc.              5.0
Equity Residential Properties Trust    4.1
Equity Office Properties Trust         4.1
Global Marine, Inc.                    4.0
Safra Republic Holdings S.A. (ADR)     3.9
Simon Property Group, Inc.             3.7
IMC Global, Inc.                       3.7
Vastar Resources, Inc.                 3.4



Equity Portfolio Changes for the
Quarter Ended October 31, 1998


Additions

American Oncology Resources, Inc.
Baker Hughes Inc.
Grupo Televisa, S.A. de C.V. (GDR)
TV Azteca, S.A. de C.V. (ADR)
Transaction Systems Architects, Inc. (TSA)
United Healthcare Corp.

Deletions

Chelsea GCA Realty, Inc.
Crescent Real Estate Equities, Inc.
EVI Weatherford, Inc.
Freeport-McMoRan Copper & Gold, Inc. (Class A)
Freeport-McMoRan Copper & Gold, Inc. (Class B)
New Plan Realty Trust
Tidewater, Inc.



Merrill Lynch Growth Fund
October 31, 1998


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Arthur Moretti, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863